Exhibit 99.1
Enovix Announces Proposed $150 Million Offering of Convertible Senior Notes Due 2028
FREMONT, Calif., April 17, 2023 (GLOBE NEWSWIRE) -- Enovix Corporation (“Enovix”) (NASDAQ: ENVX), an advanced silicon battery company, today announced its intent to offer $150 million aggregate principal amount of Convertible Senior Notes due 2028 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Enovix also intends to grant the initial purchasers of the Notes an option to purchase, within a 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $22.5 million aggregate principal amount of Notes. The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed, or as to the actual size or terms of the Offering.
Entities affiliated with Thurman J. Rodgers, Enovix’s Chairman (the “Affiliated Investors”), have indicated an interest in purchasing up to $5.0 million aggregate principal amount of additional Notes in a separate concurrent private placement under Section 4(a)(2) of the Securities Act (the Notes purchased by the Affiliated Investors, the “Affiliate Notes”). The Affiliate Notes are expected to be sold at the same price, and constitute part of the same series, as the Notes. The Affiliated Investors are under no obligation to purchase any of the Affiliate Notes offered and their interest in purchasing such Affiliate Notes is not a commitment to do so.
The Notes will be general unsecured obligations of Enovix and will accrue interest payable semiannually in arrears. The Notes will be convertible at the option of holders into cash, shares of Enovix’s common stock or a combination of cash and shares of Enovix’s common stock, at Enovix’s election. The interest rate, initial conversion rate and other terms of the Notes will be determined at the time of pricing of the Offering.
Enovix expects to use a portion of the net proceeds from the Offering and the sale of the Affiliate Notes to pay the cost of the capped call transactions described below. Enovix expects to use the remaining net proceeds from the Offering and the sale of Affiliate Notes to build out a second battery cell manufacturing facility and fund the acquisition of production lines of its second generation (“Gen2”) manufacturing equipment, and for working capital and general corporate purposes. If the initial purchasers exercise their option to purchase additional Notes, Enovix expects to use a portion of the net proceeds from the sale of the additional Notes to enter into additional capped call transactions with the Option Counterparties (as defined below).
In connection with the pricing of the Notes, Enovix expects to enter into capped call transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “Option Counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of Enovix’s common stock initially underlying the Notes (including the Affiliate Notes). The capped call transactions are expected generally to reduce the potential dilution to Enovix’s common stock upon any conversion of Notes and/or offset any

Exhibit 99.1
cash payments Enovix is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap.
In connection with establishing their initial hedges of the capped call transactions, Enovix expects the Option Counterparties or their respective affiliates will enter into various derivative transactions with respect to Enovix’s common stock and/or purchase shares of Enovix’s common stock concurrently with or shortly after the pricing of the Notes, including with, or from, as the case may be, certain investors in the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Enovix’s common stock or the trading price of the Notes at that time.
In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Enovix’s common stock and/or purchasing or selling Enovix’s common stock or other securities of Enovix in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during the 40 trading day period beginning on the 41st scheduled trading day prior to maturity of the Notes, or, to the extent Enovix exercises the relevant election under the capped call transactions, following any repurchase, redemption or conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of Enovix’s common stock or the Notes which could affect a noteholder’s ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of Notes, this could affect the number of shares, if any, and value of the consideration that a noteholder will receive upon conversion of its Notes.
The Notes and any shares of Enovix’s common stock potentially issuable upon conversion of the Notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.
This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.
Forward-Looking Statements
This press release contains forward-looking statements including statements concerning the proposed terms of the Notes and capped call transactions, the completion, timing and size of the proposed Offering of the Notes and sale of the Affiliate Notes and capped call transactions, the investors purchasing Notes and the amounts thereof, and the anticipated use of proceeds from the Offering and sale of the Affiliate Notes. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent Enovix’s current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing Enovix’s estimates as of any subsequent date.

Exhibit 99.1
These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to market risks, trends and conditions. These risks are not exhaustive. Further information on these and other risks that could affect Enovix’s results is included in its filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended January 1, 2023, and the future reports that it may file from time to time with the SEC. Enovix assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
About Enovix
Enovix is on a mission to power the technologies of the future. Everything from IoT, mobile and computing devices, to the vehicle you drive, needs a better battery. The company’s disruptive architecture enables a battery with high energy density and capacity without compromising safety. Enovix is scaling its silicon-anode, lithium-ion battery manufacturing capabilities to meet customer demand.
For investor and media inquiries, please contact:
Enovix Corporation
Charles Anderson
Phone: +1 (612) 229-9729
Email: canderson@enovix.com
Or
The Blueshirt Group
Gary Dvorchak, CFA
Phone: (323) 240-5796
Email: gary@blueshirtgroup.com
For media inquiries, please contact:
Enovix Corporation
Kristin Atkins
Phone: +1 (650) 815-6934
Email: katkins@enovix.com
Source: Enovix Corporation